EXHIBIT 99.2

ASHLAND.

With good chemistry great things happen.™

Third-Quarter Fiscal 2014 Earnings
July 31, 2014
® Registered trademark, Ashland or its subsidiaries, registered in various countries
™ Trademark, Ashland or its subsidiaries, registered in various countries

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” ”forecasts,” “may,”
“will,” “should” and “intends” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the sale transactions involving Ashland Water Technologies and the ASK joint venture and the potential sale transaction involving the elastomers division (including the possibility that the transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program), Ashland's ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at
http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise.
Regulation G: Adjusted Results
The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results.

Fiscal Third Quarter 2014
Highlights1
• Earnings from continuing operations of $0.90 per share
 - Adjusted EPS of $1.63 vs. $1.31 in prior year
• Volumes increased 3% vs. prior year
• Sales of $1.6 billion, down 1% from prior year
 - Excluding guar and Intermediates & Solvents (I&S), sales rose 2%
• Adjusted EBITDA of $298 million
 - Up 9% from prior year
• Global restructuring gains momentum
 - Achieved more than $80 million in annualized run-rate savings through third quarter
1 Ashland's third-quarter earnings release dated July 31, 2014, available on Ashland's website at
 http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

• Sale of Ashland Water Technologies for $1.8
 billion in cash expected to be completed later
 today
 - After-tax proceeds of ~$1.4 billion, primarily to be used for share buyback
• Repurchased ~$80 million of shares
 - More than 760,000 shares to be retired in Q4
• To initiate $1.0 billion in share repurchase
 programs
 - $750 million accelerated share repurchase program
 - $250 million 10b5-1 program
1 Ashland's third-quarter earnings release dated July 31, 2014, available on Ashland's website at
 http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.
Stock Buyback Update

## Fiscal Third Quarter – Continuing Operations

# Key Items Affecting Income

| Preliminary<br>2014 | Ashland Specialty Ingredients | Ashland Performance Materials | Valvoline | Unallocated and Other | Pretax | Aftertax | Earnings per Share |
|---|---|---|---|---|---|---|---|
| Legacy environmental reserves | $ (1) | | | $ (12) | $ (13) | $ (8) | $ (0.10) |
| Restructuring and integration | | $ (9) | | $ (22) | (31) | (23) | (0.29) |
| ASK impairment | | $ (4) | | | (4) | (2) | (0.02) |
| Foreign tax indemnification receivable | | | | $ (5) | (5) | (5) | (0.07) |
| Losses on pension & OPEB remeasurement | | | | $ (16) | (16) | (12) | (0.15) |
| Tax adjustments | | | | | - | (8) | (0.10) |
| Total | $ (1) | $ (13) | | $ (55) | $ (69) | $ (58) | $ (0.73) |
| **2013** | | | | | | | |
| Customer receivable claim | $ 13 | | | | $ 13 | $ 8 | $ 0.10 |
| Restructuring and integration | | | | $ (7) | (7) | (5) | (0.06) |
| Legacy environmental reserves | | | | $ (16) | (16) | (10) | (0.12) |
| Senior notes retirement | | | | | (7) | (4) | (0.05) |
| Tax adjustments | | | | | - | (4) | (0.06) |
| Total | $ 13 | | | $ (23) | $ (17) | $ (15) | $ (0.19) |

- Intangible amortization expense in June 2014 quarter of $22 million
  - Excluding intangible amortization, adjusted EPS would have been 21 cents higher, or $1.84

ASHLAND.

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# Adjusted Results Summary[1]

| ($ in millions)<br>Preliminary | Fiscal Third Quarter<br>Three months ended June 30, | | | Three months ended<br>Mar. 31, | |
|---|---|---|---|---|---|
| | 2014 | 2013 | Change | 2014 | Change |
| Sales | $1,605 | $1,624 | (1) % | $1,545 | 4 % |
| Gross profit as a percent of sales | 28.4 % | 26.6 % | 180 bp | 28.1 % | 30 bp |
| Selling, general and admin./R&D costs | $ 255 | $ 260 | (2) % | $ 263 | (3) % |
| Operating income | $ 212 | $ 185 | 15 % | $ 183 | 16 % |
| Operating income as a percent of sales | 13.2 % | 11.4 % | 180 bp | 11.8 % | 140 bp |
| Depreciation and amortization | $ 89 | $ 89 | - % | $ 88 | 1 % |
| Earnings before interest, taxes, depreciation and amortization (EBITDA) | $ 298 | $ 273 | 9 % | $ 272 | 10 % |
| EBITDA as a percent of sales | 18.6 % | 16.8 % | 180 bp | 17.6 % | 100 bp |

- Higher profitability in each commercial unit drove improved results
- Improved operating performance and cost savings led to EBITDA growth

[1] Ashland's earnings releases dated July 31 and April 30, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

6

## Ashland Specialty Ingredients

# Adjusted Results Summary[1]

| ($ in millions) Preliminary | Fiscal Third Quarter Three months ended June 30, | | | Three months ended Mar. 31, | |
|---|---|---|---|---|---|
| | 2014 | 2013 | Change | 2014 | Change |
| Metric tons sold (in thousands) - Actives basis | 95.0 | 90.7 | 5 % | 87.4 | 9 % |
| Sales | $ 653 | $ 673 | (3) % | $ 629 | 4 % |
| Gross profit as a percent of sales | 31.5 % | 30.2 % | 130 bp | 32.6 % | (110) bp |
| Selling, general and admin./R&D costs | $ 124 | $ 129 | (4) % | $ 134 | (7) % |
| Operating income | $ 81 | $ 74 | 9 % | $ 70 | 16 % |
| Operating income as a percent of sales | 12.4 % | 11.0 % | 140 bp | 11.1 % | 130 bp |
| Depreciation and amortization | $ 61 | $ 61 | - % | $ 60 | 2 % |
| Earnings before interest, taxes, depreciation and amortization (EBITDA) | $ 142 | $ 135 | 5 % | $ 130 | 9 % |
| EBITDA as a percent of sales | 21.7 % | 20.1 % | 160 bp | 20.7 % | 100 bp |

- Volume rose 5% versus prior year; up 9% sequentially
- EBITDA margin approaching 22%, driven by better execution

[1] Ashland's earnings releases dated July 31 and April 30, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

7

Ashland Performance Materials

# Adjusted Results Summary[1]

| ($ in millions)<br>Preliminary | Fiscal Third Quarter<br>Three months ended June 30, 2014 | 2013 | Change | Three months ended Mar. 31, 2014 | Change |
|---|---|---|---|---|---|
| Metric tons sold (in thousands) | 154.7 | 155.4 | - % | 153.4 | 1 % |
| Sales | $ 420 | $ 438 | (4) % | $ 413 | 2 % |
| Gross profit as a percent of sales | 17.1 % | 13.0 % | 410 bp | 15.7 % | 140 bp |
| Selling, general and admin./R&D costs | $ 41 | $ 39 | 5 % | $ 40 | 3 % |
| Operating income | $ 35 | $ 22 | 59 % | $ 31 | 13 % |
| Operating income as a percent of sales | 8.3 % | 5.0 % | 330 bp | 7.5 % | 80 bp |
| Depreciation and amortization | $ 18 | $ 18 | - % | $ 18 | - % |
| Earnings before interest, taxes, depreciation and amortization (EBITDA) | $ 53 | $ 40 | 33 % | $ 49 | 8 % |
| EBITDA as a percent of sales | 12.6 % | 9.1 % | 350 bp | 11.9 % | 70 bp |

- Prior year included $17 million lower of cost or market adjustment within elastomers
- Results negatively affected by lower I&S pricing and volumes

[1] Ashland's earnings releases dated July 31 and April 30, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

8

## Valvoline

# Results Summary[1]

| ($ in millions) Preliminary | Fiscal Third Quarter Three months ended June 30, | | | Three months ended Mar. 31, | |
|---|---|---|---|---|---|
| | 2014 | 2013 | Change | 2014 | Change |
| Lubricant gallons (in millions) | 42.8 | 41.3 | 4 % | 39.6 | 8 % |
| Sales | $ 532 | $ 513 | 4 % | $ 503 | 6 % |
| Gross profit as a percent of sales | 32.7 % | 32.4 % | 30 bp | 32.1 % | 60 bp |
| Selling, general and admin./R&D costs | $ 91 | $ 96 | (5) % | $ 86 | 6 % |
| Operating income | $ 90 | $ 77 | 17 % | $ 81 | 11 % |
| Operating income as a percent of sales | 16.9 % | 15.0 % | 190 bp | 16.1 % | 80 bp |
| Depreciation and amortization | $ 9 | $ 9 | - % | $ 9 | - % |
| Earnings before interest, taxes, depreciation and amortization (EBITDA) | $ 99 | $ 86 | 15 % | $ 90 | 10 % |
| EBITDA as a percent of sales | 18.6 % | 16.8 % | 180 bp | 17.9 % | 70 bp |

- Volume gains led by strong international performance
- Mix improvement and reduced SG&A spend primary drivers to EBITDA growth

[1] Ashland's earnings releases dated July 31 and April 30, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

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9

## Ashland Water Technologies

# Adjusted Results Summary[1]

| ($ in millions) Preliminary | Fiscal Third Quarter Three months ended June 30, | | | Three months ended Mar. 31, | |
|---|---|---|---|---|---|
| | 2014 | 2013 | Change | 2014 | Change |
| Sales | $ 441 | $ 435 | 1 % | $ 431 | 2 % |
| Gross profit as a percent of sales | 34.6 % | 33.9 % | 70 bp | 33.6 % | 100 bp |
| Selling, general and admin./R&D costs | $ 124 | $ 126 | (2) % | $ 123 | 1 % |
| Operating income | $ 29 | $ 23 | 26 % | $ 24 | 21 % |
| Operating income as a percent of sales | 6.6 % | 5.3 % | 130 bp | 5.6 % | 100 bp |
| Depreciation and amortization | $ 19 | $ 18 | 6 % | $ 18 | 6 % |
| Earnings before interest, taxes, depreciation and amortization (EBITDA) | $ 48 | $ 41 | 17 % | $ 42 | 14 % |
| EBITDA as a percent of sales | 10.9 % | 9.4 % | 150 bp | 9.7 % | 120 bp |

[1] Ashland's earnings releases dated July 31 and April 30, 2014 and 8-K dated July 3, 2014; available on Ashland's website at http://investor.ashland.com; reconcile adjusted amounts to amounts reported under GAAP.

ASHLAND.

10

Fiscal Third Quarter 2014
Corporate Items
• Capital expenditures totaled $56 million in third quarter
 - Full-year forecast remains at $245 million
• Effective tax rate of 23%
 - Expected full-year rate remains at approximately 21%
 - Q4 rate expected to be 26-27%
• Trade Working Capital1 remains ahead of target
 - 17.5% versus target of 17.7%
• Free cash flow2 generation of $155 million
 - Year-to-date free cash flow of $252 million
 - Full-year free cash flow estimate of $300-$350 million
1 Trade Working Capital defined as trade accounts receivables plus inventories minus trade accounts payables;
calculated on a 13-month rolling basis.
2 Definition of free cash flow: operating cash less capital expenditures and other items Ashland has deemed non-operational.

Global Restructuring Program Update
• Approximately $80 million in annualized costs savings achieved through the third quarter
 - Continue to expect more than half of run-rate savings by end of FY14
 - Estimated book costs remain $140-$160 million; estimated cash costs remain $120-$140 million
• Objectives completed to date:
 - Over half of planned job eliminations completed
 - Supply chain integration completed
 - Reorganized ASI and APM now reported; historical results for prior two years released in early July
 - Transition services agreement reached with CD&R
 • Covers roughly half of stranded costs from AWT transaction
Efficient operating model to drive growth and
improved financial performance

Creating Shareholder Value
• Strong underlying catalysts support share price appreciation
 - ASI growth and margin expansion
 - Continued strong operating performance leading to earnings growth
 - Global restructuring program leading to $200 million in cost savings
 - ASH overall margin target exceeding 20%, placing among top-quartile of peers
• Remain committed to $1.35 billion share buyback program as shares remain undervalued
• AWT transaction after-tax proceeds of ~$1.4 billion, primarily to be used for share buyback
 - $750 million accelerated share repurchase program
 - $250 million 10b5-1 program
Continue taking steps to becoming the world’s best
specialty chemicals company

Appendix A:
EBITDA Bridges

Ashland Q3 FY 2013 vs. Q3 FY 2014
Adjusted EBITDA Bridge
2
Q3 2013
Volume/Mix
Q3 2014
Currency
Translation
Margin
21
273
298
SG&A
Expenses
0
1
Other
1
($ millions)
Preliminary
• Stronger volumes and improved margins contributed
 $23 million to EBITDA

Ashland Specialty Ingredients
Adjusted EBITDA Bridge
Q3 2013
Volume/
Mix
Q3 2014
Currency
Translation
Margin
SG&A
Expenses
Q3 FY 2013 versus Q3 FY 2014
(4)
5
4
142
• Improved operating performance drove margin improvement
• Benefits from global restructuring contributed to SG&A
 reduction of $5 million
($ millions)
Preliminary
135
Other
2
0

Ashland Performance Materials
Adjusted EBITDA Bridge
Q3 2013
Volume/
Mix
Q3 2014
Currency
Translation
Margin
SG&A
Expenses
Q3 FY 2013 versus Q3 FY 2014
(2)
16
0
Other
(1)
53
• Margin improvement due to prior year lower of cost or
 market charge within elastomers
40
($ millions)
Preliminary
0

Valvoline
Adjusted EBITDA Bridge
• Strong volume, continued mix upgrade and efficient SG&A
 spend were key tailwinds to quarter
• Foreign exchange presented modest headwind to EBITDA
Q3 2013
Volume/
Mix
Q3 2014
Currency
Translation
Margin
SG&A
Expenses
Q3 FY 2013 versus Q3 FY 2014
Other
($ millions)
Preliminary
1
(1)
1
4
99
86
8

Q3 2013
Volume/
Mix
Q3 2014
Currency
Translation
Margin
SG&A
Expenses
Q3 FY 2013 versus Q3 FY 2014
41
4
2
0
(1)
Other
2
48
($ millions)
Preliminary
Ashland Water Technologies
Adjusted EBITDA Bridge
• Results reflect AWT business as historically reported
 and are provided for comparative purposes only

Appendix B: Volume Trends and
Liquidity and Net Debt

110%
105%
100%
95%
90%
Specialty Ingredients
Performance Materials
Valvoline
Jun '12
Sep '12
Dec '12
Mar '13
Jun '13
Sept '13
Dec '13
Mar '14
Jun '14

ASHLAND.

Normalized Volume Trends1
Period Ended
1 Excludes volumes associated with Casting Solutions and divested Pinova, Synlubes, and PVAc businesses for all periods. Includes volumes associated with ISP and Ara Quimica for all periods.
2 ASI and APM reflect reorganization of adhesives and intermediates and solvents for all periods.
Rolling Four Quarters
2
2

# Liquidity and Net Debt

($ in millions)

| Liquidity | | At June 30, 2014 |
|---|---|---|
| Cash | $ | 570 |
| Available revolver and A/R facility capacity | | 1,167 |
| Liquidity | $ | 1,737 |

| Debt | Expiration | Interest Rate | Moody's | S&P | | At June 30, 2014 |
|---|---|---|---|---|---|---|
| 4.750% senior notes, par $1,125 million | 08/2022 | 4.75% | Ba1 | BB | $ | 1,120 |
| 3.875% senior notes, par $700 million | 04/2018 | 3.875% | Ba1 | BB | | 700 |
| 3.000% senior notes, par $600 million | 03/2016 | 3.000% | Ba1 | BB | | 600 |
| 6.875% senior notes, par $375 million | 05/2043 | 6.875% | Ba1 | BB | | 376 |
| A/R facility drawn[1] | 08/2015 | L+75 | | | | 310 |
| 6.5% debentures, par $282 million | 06/2029 | 6.500% | Ba2 | B+ | | 133 |
| Revolver drawn[2] | 03/2018 | L+175 | Ba1 | BB | | - |
| Other debt | | Various | | | | 76 |
| Total debt | | | Ba1/ Stable | BB/ Stable | $ | 3,315 |
| Cash | | | | | $ | 570 |
| Net debt (cash) | | | | | $ | 2,745 |

[1] AR securitization facility with total borrowing capacity of $350 million as of June 30, 2014

[2] $1.2 billion facility, including ~$73 million for letters of credit

## Scheduled Debt Repayments by Fiscal Year

$37
$337
$600
$700
$5
$1,125
$664
FY '14
FY '15
FY '16
FY '17
FY '18
FY '19
FY '20
FY '21
FY '22
FY '23 and after

ASHLAND.

22

Appendix C:
Business Profiles
12 Months Ended June 30, 2014

Corporate Profile
By commercial unit
By geography
1 For 12 months ended June 30, 2014.
2 Ashland includes only U.S. and Canada in its North America designation.
North
America2
53%
Asia Pacific
16%
Latin
America/
Other - 7%
Europe
24%
Ashland
Specialty
Ingredients
40%
Ashland
Performance
Materials
26%
Valvoline
34%
Sales1 - $6.1 Billion

# Corporate Profile

## Adjusted EBITDA[1] - $1.1 Billion

Ashland Performance Materials 17%
Valvoline 35%
Ashland Specialty Ingredients 48%

| | |
|---|---|
| NYSE Ticker Symbol: | ASH |
| Total Employees: | ~11,000 |
| Outside North America | ~30% |
| Number of Countries in Which Ashland Has Sales: | More than 100 |

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Coatings
15%
Construction
9%
Other Indus.
Spec. 15%
Adhesives
14%
Personal
Care
23%
Pharma
14%
Nutrition/Other
Cons. Spec. 10%

Actives - 6%
Vinyl Ethers
5%
Biocides - 4%
Other
14%

Latin America/
Other - 10%

Ashland Specialty Ingredients
A global leader of cellulose ethers and vinyl pyrrolidones

1 See Appendix D for reconciliation to amounts reported under GAAP.
For 12 Months Ended June 30, 2014
Sales: $2.4 billion
Adjusted EBITDA: $500 million1
Adjusted EBITDA Margin: 20.4%1
Sales
by Product
Cellulosics
37%
PVP
17%
Adhesives
12%
North America
40%
Asia
Pacific
18%
Europe
32%
Guar - 5%
Sales
by Geography
Sales
by Market2
2 Within the Sales by Market chart above, Industrial Specialties are presented in orange and Consumer
 Specialties are presented in blue.

Electronics 4%
Construction: Infrastructure 5%
PU/TPU² 5%
Construction: Residential 11%
Construction: Industrial 26%

Asia Pacific - 14%

ASHLAND.

Ashland Performance Materials
Global leader in unsaturated polyester resins and vinyl ester resins
Sales
by Geography
For 12 Months Ended June 30, 2014
Sales: $1.6 billion
Adjusted EBITDA: $179 million1
Adjusted EBITDA Margin: 11.4%1
Sales
by Product
Composites
56%
Intermediates/
Solvents 27%
Elastomers
17%
Marine
11%
Other
Process
Industries
13%
Sales
by Market
North America
47%
Europe
33%
Latin
America/
Other
6%
Transportation
25%
1  See Appendix D for reconciliation to amounts reported under GAAP.
2 PU/TPU stands for Polyurethane and Thermoplastic Polyurethane.

Valvoline: A leading worldwide producer and distributor of
premium-branded automotive, commercial and industrial
lubricants, automotive chemicals and car-care products
International Sales
by Region2
For 12 Months Ended June 30, 2014
Sales: $2.0 billion
EBITDA: $355 million1
EBITDA Margin: 17.5%1
Sales
by Product
Lubricants
86%
Do-It-
Yourself
30%
DIFM:
Valvoline
Instant Oil
Change
17%
DIFM: Installer
Channel
23%
Valvoline
International
30%
Sales
by Market
Asia Pacific
ex Australia
34%
Europe
25%
Latin America/
Other - 18%
Antifreeze
 5%
Filters
2%
Australia
23%
1  See Appendix D for reconciliation to amounts reported under GAAP.
2  Includes nonconsolidated joint ventures.

Appendix D: Reclassifications
and Regulation G Reconciliations

| Sales[1] | Q3 14 | Q2 14 | Q1 14 | Q4 13 | Total |
|---|---|---|---|---|---|
| Specialty Ingredients | 653 | 629 | 581 | 585 | 2,448 |
| Performance Materials | 420 | 413 | 365 | 377 | 1,575 |
| Valvoline | 532 | 503 | 486 | 508 | 2,029 |
| Total | 1,605 | 1,545 | 1,432 | 1,470 | 6,052 |

| Adjusted EBITDA[1] | Q3 14 | Q2 14 | Q1 14 | Q4 13 | Total | Adjusted EBITDA Margin |
|---|---|---|---|---|---|---|
| Specialty Ingredients | 142 | 130 | 111 | 117 | 500 | 20.4% |
| Performance Materials | 53 | 49 | 33 | 44 | 179 | 11.4% |
| Valvoline | 99 | 90 | 83 | 83 | 355 | 17.5% |
| Unallocated | 4 | 3 | 9 | 8 | 24 | |
| Total | 298 | 272 | 236 | 252 | 1,058 | |

ASHLAND.

Ashland Inc. and Consolidated Subsidiaries
Reconciliation of Non-GAAP Data
for 12 Months Ended June 30, 2014
($ millions, except percentages)
1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

ASHLAND®

With good chemistry great things happen.™